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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 24, 2005

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                       000-49887               980363970
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                MINTFLOWER PLACE
              8 PAR-LA-VILLE ROAD
                 HAMILTON, HM08
                    BERMUDA                                        N/A
    (Address of principal executive offices)                   (Zip Code)

                                 (441) 292-1510
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 24, 2005, Nabors Industries Ltd. (the "Company") issued a press release announcing its results of operations for the three and nine month periods ending September 30, 2005. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.2 to Form 8-K.

         The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

         The Company also presented in the press release its adjusted income
(loss) derived from operating activities for all periods presented in the release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted income (loss) derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted income (loss) derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.

          The Company included its adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of our Company.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On October 24, 2005, the Company announced that it had applied for listing of the Company's common shares on the New York Stock Exchange ("NYSE") under the ticker symbol "NBR". Consequently, subject to approval by the NYSE of the Company's listing application, the trading of the Company's common shares will be transferred to the NYSE from the American Stock Exchange ("AMEX").

         The Company anticipates that trading in its common shares on the NYSE will begin on November 3, 2005, and that the last day of trading of the Company's common shares on AMEX will be November 2, 2005.

         A copy of the press release announcing the transfer of the Company's listing to the NYSE is attached hereto as Exhibit 99.1.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by Nabors Industries Ltd. on October 24, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NABORS INDUSTRIES LTD.


Date: October 24, 2005             By: /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by Nabors Industries Ltd. on October 24, 2005.